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                                                                   EXHIBIT 10.21


                                                                  EXECUTION COPY


                          VALASSIS COMMUNICATIONS, INC.

                                  $100,000,000

                          6 5/8 % Senior Notes Due 2009

                          REGISTRATION RIGHTS AGREEMENT



                                January 12, 1999


Bear, Stearns & Co. Inc.
Wasserstein Perella Securities, Inc.
c/o Bear, Stearns & Co. Inc.
         245 Park Avenue
         New York, New York 10167

Ladies and Gentlemen:

         Valassis Communications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated of even date herewith (the "Purchase Agreement") between the Company and the Initial Purchasers, $100,000,000 in aggregate principal amount of its 6 5/8 % Senior Notes due 2009 (the "Notes"). The Notes will be issued pursuant to an indenture (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee") dated January 12, 1999, substantially in the form previously furnished to the Initial Purchasers. As an inducement to the Initial Purchasers to purchase the Notes, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Notes (including, without limitation, the Initial Purchasers, herein referred to as the "Holders"), as follows:

         1. Registered Exchange Offer. The Company shall prepare and, by 90 days (or if the 90th day is not a business day, the first business day thereafter) after the date of original issuance of the Notes (the "Issue Date"), use reasonable efforts to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of the Notes to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of debt securities of the Company identical in all material respects to the Notes (the "Exchange Notes"), except for the transfer restrictions relating to the Notes, that are registered under the Securities Act. The Company shall use reasonable efforts to cause such Exchange Offer Registration



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Statement to become effective under the Securities Act within 150 days (or if the 150th day is not a business day, the first business day thereafter) after the Issue Date.

         Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of the Notes electing to exchange the Notes for Exchange Notes and (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution of the Exchange Notes) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. In connection with such Registered Exchange Offer, the Company shall take such further action, including, without limitation, appropriate filings under state securities laws, as may be necessary to realize the foregoing objective subject to the proviso of Section 3(h).

         The Company shall include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution", reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Notes received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies represent the prevailing views of the staff of the Commission. Such "Plan of Distribution" section shall also allow the use of the prospectus by all persons subject to the prospectus delivery requirements of the Securities Act, including Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

         The Company shall use reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided, however, that in the case of where such prospectus and any amendment or supplement thereto must be delivered by a Participating Broker-Dealer or an Initial Purchaser, such period shall be the lesser of 180 days after the consummation of the Registered Exchange Offer and the date on which all the Participating Broker-Dealers and Initial Purchasers have sold all of the Exchange Notes held by them.

         If, upon consummation of the Registered Exchange Offer, an Initial Purchaser holds Notes acquired by it as part of its initial distribution, the Company upon the request of such Initial Purchaser shall simultaneously with the delivery of the Exchange Notes pursuant to the Registered Exchange Offer issue and deliver to such Initial Purchaser, in


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exchange (the "Private Exchange") for the Notes held by such Initial Purchaser, a like principal amount of debt securities of the Company identical in all material respects to the Notes, including the transfer restrictions (the "Private Exchange Notes").

         In connection with the Registered Exchange Offer, the Company shall:

         (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

         (b) keep the Registered Exchange Offer open for not less than 30 calendar days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);

         (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

         (d) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

         (e) otherwise comply in all respects with all applicable laws.

         As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

                  (i) accept for exchange all the Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

                  (ii) deliver to the Trustee for cancellation all the Notes so accepted for exchange; and

                  (iii) cause the Trustee to authenticate and deliver promptly to each Holder of the Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

         The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture substantially similar to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.


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         Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act,
(iii) such Holder is not an "affiliate", as defined in Rule 405 of the Securities Act, of the Company, or, if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes.

         2. Shelf Registration. If, (i) because of any change in law or in currently prevailing interpretations of the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) for any reason the Registered Exchange Offer is not completed within 180 days (or if the 180th day is not a business day, the first business day thereafter) after the Issue Date (the "Completion Deadline"), (iii) the Initial Purchasers so request with respect to the Notes or the Private Exchange Notes held by them following consummation of the Registered Exchange Offer or (iv) any Holder is not eligible to participate in the Registered Exchange Offer and so informs the Company prior to the consummation of the Registered Exchange Offer or, in the case of any Holder that participates in the Registered Exchange Offer or the Private Exchange, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange, the Company shall, at its cost, take the following actions:

         (a) as promptly as reasonably practicable (but in no event more than 90 calendar days after so required or requested pursuant to this Section
         2) file with the Commission and thereafter shall use reasonable efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Notes or, if applicable, the Private Exchange Notes by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Notes held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder.

         (b) use reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the Notes or, if applicable, the Private Exchange Notes until the earlier of (i) such time as all the Notes and Private Exchange Notes covered by the Shelf Registration Statement are sold pursuant to Rule 144 under the Securities Act


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         without any limitations under clauses (c), (e), (f) and (h) of Rule 144 and (ii) two years from the Issue Date or such shorter period that will terminate when all the Notes or, if applicable, the Private Exchange Notes covered by the Shelf Registration Statement have been sold pursuant thereto; provided, that the Company shall be deemed not to have used reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of the Notes or, if applicable, the Private Exchange Notes covered thereby not being able to offer and sell the Notes or, if applicable, the Private Exchange Notes during that period, unless such action is required by applicable law.

         (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

         (a) The Company shall furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein.

         (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Notes and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer:

                  (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any posteffective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information, provided that the request and the contents of the request need only be disclosed to the Initial Purchasers and one counsel appointed by and on behalf of the Holders of the Notes as described in
                  Section 4;

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                  (iii) of the issuance by the Commission of any stop order
                  suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Notes or, if applicable, the Private Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

         (c) The Company shall use reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

         (d) The Company shall furnish to each Holder of the Notes or, if applicable, the Private Exchange Notes included within the coverage of the Shelf Registration, without charge, at least one copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference).

         (e) The Company shall deliver to the Initial Purchasers and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Initial Purchasers or any such Holder requests, all exhibits (including those incorporated by reference).

         (f) The Company shall deliver to each Holder of the Notes or, if applicable, the Private Exchange Notes included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Notes or, if applicable, the Private Exchange Notes in connection with the offering and sale of the Notes or, if applicable, the Private Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

         (g) The Company shall deliver to the Initial Purchasers, any Participating Broker-Dealer and such other persons required to deliver a prospectus following


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         the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

         (h) Prior to any public offering of the Notes or, if applicable, the Private Exchange Notes, pursuant to the Shelf Registration, the Company shall register or qualify or cooperate with the Holders of the Notes or, if applicable, the Private Exchange Notes, included therein and their respective counsel in connection with the registration or qualification of the Notes or, if applicable, the Private Exchange Notes, for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder of the Notes or the Private Exchange Notes reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Notes covered by the Shelf Registration; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

         (i) The Company shall cooperate with the Holders of the Notes or, if applicable, the Private Exchange Notes to facilitate the timely preparation and delivery of certificates representing the Notes or, if applicable, the Private Exchange Notes to be sold in the Shelf Registration free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Notes or, if applicable, the Private Exchange Notes pursuant to the Shelf Registration.

         (j) Upon the occurrence of any event contemplated by Section 3(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to Holders of the Notes, the Exchange Notes or, if applicable, the Private Exchange Notes, as the case may be, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Notes and any known Participating Broker-Dealer in accordance with Section 3(b)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Notes and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period


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         of effectiveness of the Shelf Registration Statement provided for in
         Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to Holders of the Notes and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this
         Section 3(j).

         (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Notes, Private Exchange Notes or Exchange Notes, as the case may be, and provide the applicable trustee with certificates for the Notes, Private Exchange Notes or Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

         (l) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its securities holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration, which statement shall cover such 12-month period.

         (m) The Company shall cause the Indenture (or an indenture substantially identical to the Indenture in the case of a Registered Exchange Offer) to be qualified under the Trust Indenture Act of 1939, as amended.

         (n) The Company may require each Holder of the Notes to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Notes as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Notes, Private Exchange Notes or Exchange Notes of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

         (o) The Company shall enter into such customary agreements (including if requested an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Notes shall reasonably request in order to facilitate the disposition of the Notes pursuant to any Shelf Registration.

         (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Notes, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Notes or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers,


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         directors and employees to supply all relevant information reasonably requested by the Holders of the Notes or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement; provided that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by the Initial Purchasers and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4.

         (q) In the case of the Registered Exchange Offer, the Company shall (i) make reasonably available for inspection by the Initial Purchasers, any known Participating Broker-Dealer and any attorney, accountant or other agent retained by the Initial Purchasers or such Participating Broker-Dealer all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Initial Purchasers, such Participating Broker-Dealer or any such attorney, accountant or agent in connection with the Exchange Offer Registration Statement; provided that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by the Initial Purchasers and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in
         Section 4.

         (r) In the case of any Shelf Registration, the Company, if requested by any Holder of the Notes or, if applicable, the Private Exchange Notes, shall use reasonable efforts to cause its counsel to deliver an opinion relating to the Notes or, if applicable, the Private Exchange Notes in customary form, cause its officers to execute and deliver all customary documents and certificates requested by any underwriters of the Notes or, if applicable, the Private Exchange Notes and cause its independent public accountants to provide to the selling Holders of the Notes or, if applicable, the Private Exchange Notes and any underwriter therefor a comfort letter in customary form.

         (s) In the case of the Registered Exchange Offer, if requested by the Initial Purchasers or any known Participating Broker-Dealer, the Company shall use reasonable efforts to cause its outside counsel and general counsel to deliver to the Initial Purchasers or such Participating Broker-Dealer signed opinions in the forms set forth in Sections 8 (f) and (g) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and shall use reasonable efforts to cause its independent public accountants to deliver to the Initial Purchasers or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in
         Section 8 (h) of the Purchase Agreement, with appropriate date changes.

         4. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses of Latham & Watkins, counsel to the Initial Purchasers, which fees and expenses shall not exceed $25,000, incurred in connection with the Registered Exchange Offer) and, in the event of a Shelf Registration, shall bear or


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reimburse the Holders of the Notes or, if applicable, the Private Exchange
Notes for the reasonable fees and disbursements of one firm of counsel, which fees and expenses shall not exceed $25,000, designated by the Holders of a majority in principal amount of the Notes and, if applicable, the Private Exchange Notes to act as counsel for the Holders of the Notes, and, if applicable, the Private Exchange Notes in connection therewith, which counsel shall be reasonably satisfactory to the Company.

         5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Notes or, if applicable, the Private Exchange Notes and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee or agent of such Holder and each director, officer, employee or agent of each such controlling person (each Holder, such controlling persons and each such director, officer, employee and agent are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reason-ably incurred by them in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein; provided, further, that (A) the Company shall not be obligated to indemnify or hold harmless any Indemnified Party in respect of any loss, claim, damage, liability or action to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary Registration Statement or preliminary prospectus if the applicable Holder or Initial Purchaser failed to deliver a copy of a final prospectus or an amended or supplemented Registration Statement or prospectus that was made available by the Company to such Indemnified Party prior to the applicable sale to the person or persons asserting the claim which is the basis of indemnification and such final prospectus or amended or supplemented Registration Statement or prospectus cured such defect and (B) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company will not settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in



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respect of which indemnification may be sought hereunder (whether or not such
Indemnified Party or any person who controls such Indemnified Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party and each such controlling person from all liability arising out of such claim, action, suit or proceeding. No Indemnified Party will settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought without the prior written consent of the Company (which consent will not be unreasonably withheld). The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution (as described in such Registration Statement), their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of the Notes if requested by such Holders.

         (b) The Company agrees to indemnify and hold harmless each Initial Purchaser, any Participating Broker-Dealer and each person, if any, who controls an Initial Purchaser or a Participating Broker-Dealer within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee or agent of an Initial Purchaser or a Participating Broker-Dealer and each director, officer, employee or agent of each such controlling person (the Initial Purchasers, any Participating Broker-Dealer, such controlling persons and each such director, officer, employee and agent of the Initial Purchasers, such Participating Broker-Dealer or such controlling person are referred to collectively as the "Exchange Offer Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof, to which each Exchange Offer Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Exchange Offer Registration Statement or prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Exchange Offer Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Exchange Offer Registration Statement or prospectus contained therein or in any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser or

Participating Broker-Dealer specifically for inclusion therein; provided, further, that (A) the Company shall not be obligated to indemnify or hold harmless any Exchange Offer Indemnified Party in respect of any loss, claim, damage, liability or action to the extent that any such loss, claim, damages, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in a preliminary Registration Statement or preliminary prospectus if the applicable Initial Purchaser or Participating Broker-Dealer failed to deliver a copy of a final prospectus or an amended or supplemented Registration Statement or prospectus that was made available by the Company to such Exchange Offer Indemnified Party prior to the applicable sale to the person or persons asserting the claim which is the basis of indemnification and such final prospectus or amended or supplemented Registration Statement or prospectus cured such defect and (B) this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Exchange Offer Indemnified Party. The Company will not settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Exchange Offer Indemnified Party or any person who controls such Exchange Offer Indemnified Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) without the prior written consent of such Exchange Offer Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement, compromise or consent includes an unconditional release of such Exchange Offer Indemnified Party and each such controlling person from all liability arising out of such claim, action, suit or proceeding. No Exchange Offer Indemnified Party will settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought without the prior written consent of the Company (which consent will not be unreasonably withheld).

         (c) Each Holder of the Notes or, if applicable, the Private Exchange Notes, severally and not jointly, will indemnify and hold harmless the Company, each director, officer, employee or agent of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each director, officer, employee or agent of such controlling person from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such director, officer, employee, agent or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein, and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, such indemnified persons for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, agent or controlling person in connection with the investigating or defending or preparing to defend against or appearing as a third-party witness in connection with any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any such directors, officers, employees, agents or controlling persons.

         (d) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof- but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, which approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegation or circumstances) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 5 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) (other than by reason of exceptions provided in such
Section 5), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof), in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and each indemnified party agrees that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (e). Notwithstanding any other provision of this Section 5(e), the Holders of the Notes or, if applicable, the Private Exchange Notes shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Notes or, if applicable, the Private Exchange Notes pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay in respect of the same or a similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), each director, officer, employee and agent of any indemnified party and each person, if any, who controls such indemnified party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such indemnified party and each director and officer of the Company, and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

         (f) The agreements contained in this Section 5 shall survive the sale of the Notes, the Exchange Notes or, if applicable, the Private Exchange Notes pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         6. Additional Interest Under Certain Circumstances.

         (a) Additional interest at a rate of 0.5 % per annum of the principal amount of the Notes (the "Additional Interest") shall be assessed as follows:

                  (i) if the Exchange Offer Registration Statement is not filed with the Commission by 90 days after the Issue Date then, commencing from and including the earlier of such dates, Additional Interest shall be assessed on the Notes;

                  (ii) if the Registered Exchange Offer is not completed and a Shelf Registration is not declared effective by the Commission by the Completion Deadline, then, commencing on the Completion Deadline, Additional Interest shall be assessed on the Notes; and

                  (iii) if (A) the Company has not exchanged Exchange Notes for all the Notes validly tendered in accordance with the terms of the Registered Exchange Offer on or prior to 30 business days after the date on which the Exchange Offer Registration Statement was declared effective, or (B) if applicable, the Shelf Registration Statement has been declared effective and it ceases to be effective prior to two years (or such later date if such two-year period is extended pursuant to Section
                  30) above or such shorter period as is provided in Section 2(b)) from the Issue Date, then, Additional Interest shall be assessed on the Notes, commencing on (x) the 31st business day after such effective date in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above;

provided, however, that (1) upon the filing of the Exchange Offer Registration Statement or the Completion Deadline in the case of (i) above, (2) upon completion of the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement in the case of (ii) above, or (3) upon the exchange of Exchange Notes for all the Notes validly tendered in accordance with the terms of the Registered Exchange Offer, or upon the effectiveness of the Shelf Registration Statement which has ceased to remain effective prior to two years (or such later date if extended pursuant to Section 30) above or such shorter period as is provided in Section 2(b)) from the date of original issuance of the Notes in the case of (iii) above, Additional Interest on the Notes as a result of such clause (i), (ii) or (iii) shall immediately cease to accrue.

         (b) Any amount of Additional Interest due pursuant to clauses (i), (ii) or (iii) of Section 6(a) above will be payable in cash semiannually in arrears on each Interest Payment Date (as defined in the Notes), commencing with the first such Interest Payment Date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the Additional Interest by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period, determined on the basis of a 360-day year comprised of twelve 30-day months, and the denominator of which is 360.

         (c) If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer provided that the Company has accepted all the Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

         7. Miscellaneous.

         (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of Holders of a majority in aggregate principal amount of the Notes, determined in accordance with the terms of the Indenture.

         (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, telex, telecopy, or air courier which guarantees overnight delivery:

         (1) if to a Holder of the Notes, in accordance with Section 107 of the Indenture, with a copy to the Initial Purchasers as follows:

                           c/o Bear, Stearns & Co. Inc.
                           245 Park Avenue
                           New York, New York 10167
                           Attention: Kris Salovaara

with a copy to:

                           Latham & Watkins
                           885 Third Avenue
                           New York, New York 10022
                           Attention:  Marc D. Jaffe, Esq.

         (2) if to the Initial Purchasers, at the addresses specified in Section 7(b)(1);

         (3) if to the Company, at its address as follows:

                           Valassis Communications, Inc.
                           19975 Victor Parkway
                           Livonia, Michigan 48152
                           Attention:  General Counsel

with a copy to:

                           McDermott, Will & Emery
                           50 Rockefeller Plaza
                           New York, New York 10020
                           Attention:  Mark Thoman, Esq.

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged by recipient's telecopy operator, if telecopied; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery. All such notices and communications to the Holders shall be deemed to have been duly given if given as provided in Section 107 of the Indenture.

         (c) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

         (d) Counterparts. This Agreement may be executed in any number of Counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

         (g) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.


                                                Very truly yours,


                                                VALASSIS COMMUNICATIONS, INC,


                                                By: /s/Barry P. Hoffman
                                                   -----------------------------
                                                    Name: Barry P. Hoffman, Esq.
                                                    Title: Secretary


Confirmed and accepted as of the
date first above written:
BEAR, STEARNS & CO.  INC.


By: /s/ Robert J. Bicknese
   ---------------------------------
    Name:  Robert J. Bicknese
    Title:  Senior Managing Director

WASSERSTEIN PERELLA
SECURITIES, INC.

By:/s/ James C. Kingsbery
   ---------------------------------
     Name:  James C. Kingsbery
     Title:  Treasurer